UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2010

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2010, Boston Scientific Corporation (the “Company”) entered into a $3,000,000,000 senior unsecured credit facility, dated as of June 23, 2010, by and among the Company, as Borrower, BSC International Holding Limited, as Term Loan Borrower, the several Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”).  The Company plans to use the term loan proceeds to immediately pre-pay in full its $900,000,000 term loan due to Abbott Laboratories in April 2011.   The Company also expects to use a portion of the revolving credit facility, together with cash on hand, to fund the repayment of $850,000,000 of its senior notes maturing in January 2011 and June 2011.

The initial borrowing under the Credit Agreement consists of a term loan to BSC International Holding Limited, guaranteed by the Company, in the principal amount of $1,000,000,000 (the “Term Loan Facility”). In addition, the Company may borrow from time to time up to $2,000,000,000 in revolving credit loans (the “Revolving Facility”) under the Credit Agreement.  The credit facilities mature on June 23, 2013, with up to two one-year extension options subject to certain conditions.  The Term Loan Facility also requires quarterly principal payments in the amount of $50,000,000 commencing on September 30, 2011 with the remaining principal amount due at the credit facility maturity date.  Loans under the Term Loan Facility and the Revolving Facility will each bear interest at LIBOR plus an interest margin.  The applicable interest margin will be based on the Company’s long-term, senior unsecured, corporate credit ratings from Fitch Ratings, Moody’s Investor Service Inc., and Standard & Poor’s Rating Services. The interest margin with respect to Eurodollar loans under the Revolving Facility will be between 1.75 percent (low A rating) and 3.25 percent (mid BB rating). Based on the Company’s current credit ratings, term loan borrowings bear interest at LIBOR plus 2.75 percent and any borrowings under the revolving credit facility bear interest at LIBOR plus 2.25 percent.  In addition, the Company is required to pay a facility fee (currently 0.50 percent per year) based on the Company’s credit ratings and the total amount of revolving credit commitments (regardless of usage) under the Credit Agreement.  The Credit Agreement contains covenants which, among other things, require that the Company maintain a minimum interest coverage ratio of 3.0 to 1.0 and a maximum leverage ratio of 3.85 to 1.0 on or prior to March 31, 2011 and 3.5 to 1.0 thereafter.  The ratios are calculated based on earnings before interest taxes depreciation and amortization (“EBITDA” as defined in the Credit Agreement).  The Company will be permitted to exclude from EBITDA all net litigation charges and credits until such items are paid or received, and any net cash litigation payments provided that the sum shall not exceed $1,500,000,000 plus up to $1,310,000,000 of cash payments related to legal matters that are probable and estimable and were recorded in the Company’s financial statements as of March 31, 2010.  In addition, the Company may exclude from EBITDA any cash and non-cash charges with respect to restructuring, plant closings, staff reductions, distributor network optimization initiatives, distribution technology optimization initiatives or other similar charges, provided that the aggregate amount of all charges shall not exceed $300,000,000 plus $285,000,000 of such remaining charges related to previously announced restructuring-related actions.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement.

ITEM 1.02	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

In connection with the entry into the Credit Agreement, on June 23, 2010 the Company terminated its Credit Agreement dated as of April 21, 2006, as amended, among the Company, BSC international Holding Limited, the lenders a party thereto, and Bank of America, N.A. as administrative agent.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS.

On June 23, 2010, the Company issued a press release regarding the entry into the credit facility.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our debt issuance, use of proceeds, refinancing strategies, expected charges, future cash flow and financial performance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, investors are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which the Company may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q the Company has filed or will file hereafter.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit	Description

10.1
Credit Agreement dated as of June 23, 2010 by and among Boston Scientific Corporation, BSC International Holding Limited, the several Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent

99.1	Press Release issued by Boston Scientific Corporation dated June 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: June 23, 2010	By:	/s/ Timothy A. Pratt
Timothy A. Pratt
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

10.1
Credit Agreement dated as of June 23, 2010 by and among Boston Scientific Corporation, BSC International Holding Limited, the several Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent

99.1	Press Release issued by Boston Scientific Corporation dated June 23, 2010